UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      September 7, 2004

                       JUNO LIGHTING, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11631	36-2852993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 S. Wolf Road P.O. Box 5065, Des Plaines Illinois	60017-5065
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (847) 827-9880

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Item 3.03	Material Modification to Rights of Security Holders.

     On May 18, 2004, a special committee of the board of directors of Juno Lighting, Inc. ("Juno") and Juno's board of directors as a whole unanimously approved, subject to final approval by the special committee, stockholder approval and fulfillment of our statutory obligations, a proposed amendment and restatement of our certificate of incorporation (the "Amended Certificate of Incorporation"). On May 21, 2004, holders of a majority of Juno's issued and outstanding voting securities (and each class thereof, on an as converted basis) took action by written consent to approve the Amended Certificate of Incorporation. The Amended Certificate of Incorporation became effective when it was filed with the Secretary of State of the State of Delaware on August 31, 2004.

     The following is a brief summary of the material modifications to Juno's certificate of incorporation provided for by the Amended Certificate of Incorporation. The description in this section is not exhaustive and you should read the text of the Amended Certificate of Incorporation, carefully and in its entirety for a more complete understanding of the rights and preferences of Juno's preferred stock. The complete text of the Amended Certificate of Incorporation is attached to this Form 8-K as Exhibit 3.1.

     Stated Amounts (or Liquidation Preferences) and Conversion Prices. The Amended Certificate of Incorporation provides for a reduction in the stated amounts (or liquidation preferences) of the Series A and Series B convertible preferred stock in the event of any extraordinary cash dividend paid to the holders of such stock prior to July 31, 2004. This adjustment is a dollar-for-dollar reduction in per-share stated amount based on the per-share dividend amount. As a result of the one-time $60 million cash dividend declared by Juno's board of directors on July 1, 2004 (the "Special Dividend"), the stated amount of the Series A convertible preferred stock was reduced from $148.59 to $109.93 and the stated amount of the Series B convertible preferred stock was reduced from $134.59 to $99.57. Additionally, if the stated amount is reduced as described above, the Amended Certificate of Incorporation provides for an automatic immediate proportional reduction in the conversion price then in effect for conversions of preferred stock to common stock. For example, if the stated amount is reduced by 20%, then, under the terms of Amended Certificate of Incorporation the conversion price is automatically reduced by 20%. As a result of the Special Dividend the conversion price of the Series A and Series B convertible preferred stock was reduced from $26.25 to $19.42. This adjustment applies only to the conversion price with respect to the stated amount and not the conversion price with respect to accrued but unpaid cash dividends. Prior to the amendment, the terms of both the Series A and Series B convertible preferred stock did not provide for an adjustment of their respective stated amounts or conversion prices in the event of extraordinary dividends.

     Dividend Rates. Under the terms of the Amended Certificate of Incorporation, the specified convertible preferred stock dividend rates are as follows:

     -     for dates on or before November 30, 2005, 2.75% of the stated amount then in effect,

     -     for dates occurring after November 30, 2005 and on or before the date of a refinancing (as defined in the Amended Certificate of Incorporation), 3% of the stated amount then in effect, and

     -     for dates occurring after November 30, 2005 and after a refinancing of the new credit facility, 2.75% (3% in the event payment of such dividends are deferred) of the stated amount then in effect.

     Prior to the amendment of Juno's certificate of incorporation, the holders of the Series A and Series B convertible preferred stock were entitled to quarterly cash dividends in an amount equal to the greater of:

     -     dividends which would have been payable to such holders in such quarter had they converted such shares of preferred stock into common stock immediately prior to the record date of any dividend declared on the common stock during the quarter, or

     -     2% of the applicable stated amount of such convertible preferred stock then in effect.

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     The table below illustrates the expected quarterly per-share dollar amount of the convertible preferred stock cash dividend with and without giving effect to the Amended Certificate of Incorporation.

	No Adjustment	Reduction in Stated Amount & 2.75% quarterly dividend rate	Reduction in Stated Amount & 3% quarterly dividend rate

Series A convertible preferred stock	$2.97	$3.02	$3.30
Series B convertible preferred stock	2.69	2.74	2.99

     Deferral of Cash Dividend Payments. Under the terms of the Amended Certificate of Incorporation, Juno can defer payment of the convertible preferred stock cash dividends as follows:

     -     dividends accruing on a date occurring on or before the deferred dividend due date (as defined in the Amended Certificate of Incorporation) may be deferred, in whole or in part, at the election of a majority of the independent directors (as defined in the Amended Certificate of Incorporation) until the deferred dividend due date, and

     -     dividends accruing thereafter may be deferred, in whole or in part, only at the election of a majority of the independent directors.

Prior to the amendment, Juno's certificate of incorporation provided for quarterly cash dividends and did not expressly provide Juno the ability to defer such dividends.

     Redemption of Preferred Stock. Under the terms of the Amended Certificate of Incorporation, any determination with respect to the exercise of the redemption rights provided therein with respect to the convertible preferred stock shall be made solely by the affirmative vote of a majority of the independent directors. Prior to the amendment, Juno's certificate of incorporation did not specify how decisions regarding redemption of the convertible preferred stock would be determined.

     Conversion of Deferred Cash Dividends. The Amended Certificate of Incorporation provides that the issuance of any shares of common stock otherwise issuable upon the conversion of accumulated but unpaid dividends shall be deferred until the deferred dividend due date (as defined in the Amended Certificate of Incorporation). Prior to the amendment, under Juno's certificate of incorporation, accumulated but unpaid convertible preferred stock cash dividends converted into shares of Juno's common stock upon conversion of the applicable shares of convertible preferred stock for which such unpaid dividend accrued.

     The full text of the Amended Certificate of Incorporation is attached to this Form 8-K as Exhibit 3.1.
Item 9	Financial Statements and Exhibits
The following exhibits are being furnished as part of this Form 8-K:
Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Juno Lighting, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 7, 2004	BY: /s/ George J. Bilek
George J. Bilek Vice President Finance

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JUNO LIGHTING, INC.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Juno Lighting, Inc.

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EXHIBIT 3.1

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

JUNO LIGHTING, INC.

     Juno Lighting, Inc. (the "Corporation"), a corporation organized and duly existing under the General Corporation Law of the State of Delaware (the "GCL") does hereby certify as follows:

           (a)      The original certificate of incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on July 13, 1983.

           (b)      This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the "Board of Directors") and by the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the GCL.

           (c)      This Amended and Restated Certificate of Incorporation restates and integrates and further amends the certificate of incorporation of the Corporation, as heretofore amended or supplemented (the "Certificate of Incorporation").

           (d)      The text of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

     FIRST: The name of the Corporation is Juno Lighting, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the GCL.

     FOURTH:

          A.      The total number of shares of stock which the Corporation shall have authority to issue is Fifty Million (50,000,000) shares of capital stock, consisting of Forty-Five Million (45,000,000) shares of common stock (the "Common Stock"), each having a par value of $0.001 per share, and Five Million (5,000,000) shares of preferred stock (the "Preferred Stock"), each having a par value of $0.001 per share, of which One Million Sixty Thousand (1,060,000) shares shall be designated Series A Convertible Preferred Stock (the "Series A Preferred") and Three Thousand Five Hundred (3,500) shares shall be designed Series B Convertible Preferred Stock (the "Series B Preferred") (which shall not be subject to increase without the consent of the holders of a majority of the then outstanding Series A Preferred).

          B.      The Board of Directors is expressly authorized to provide for the issuance of all or any of the remaining shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

          C.      The rights, preferences, privileges, restrictions and other matters relating to the Series A Preferred are as follows:

               1.      Dividends

                    (a)      For purposes hereof, the "Final Quarterly Dividend Accrual Date" shall mean May 31, 2004. For purposes hereof, the Stated Amount shall mean $148.59 per share; provided, however, that the Stated Amount shall be reduced by the amount of any extraordinary cash dividend paid to the holders of shares of Series A Preferred after May 31, 2004 and on or prior to July 31, 2004 (with the amount of such reduction in the Stated Amount based on the dividend amount paid on each share of Series A Preferred).

                    (b)       [Intentionally Omitted].

                    (c)      The holders of shares of Series A Preferred shall be entitled to receive (1) any Pro-Rated Dividend (as defined below) and (2) on the last day of each fiscal quarter after the Final Quarterly Dividend Accrual Date (each such date, a "Cash Dividend Payment Date"), out of funds legally available for such purpose, cash dividends in an amount equal to the greater of: (i) dividends which would have been payable to such holders of shares of Series A Preferred in such quarter had such holders converted such shares of Series A Preferred into Common Stock immediately prior to the record date of any dividend declared on the Common Stock in such quarter, or (ii) (A) for Cash Dividend Payment Dates occurring on or before November 30, 2005, 2.75% of the Stated Amount then in effect, (B) for Cash Dividend Payment Dates occurring after November 30, 2005 and on or before the date of a Refinancing, 3% of the Stated Amount then in effect and (C) for Cash Dividend Payment Dates occurring after November 30, 2005 and after a Refinancing, 2.75% of the Stated Amount then in effect; provided that (x) dividends accruing on Cash Dividend Payment Dates occurring on or before the Deferred Dividend Due Date (the "Deferrable Cash Dividends") may be deferred, in whole or in part, only at the election of a majority of the Independent Directors until the Deferred Dividend Due Date, (y) dividends accruing on Cash Dividend Payment Dates occurring after the Deferred Dividend Due Date may be deferred, in whole or in part, only at the election of a majority of the Independent Directors, and if not so deferred, shall be paid by the Corporation in cash, and (z) the Corporation shall pay any accrued dividends that have been deferred under clauses (x) and (y) in cash, in whole or in part, only upon the affirmative vote of a majority of the Independent Directors; provided further that any dividend accruing after the date of a Refinancing that is deferred pursuant to the immediately preceding clause of this sentence, or that is otherwise not paid when due in cash, shall accrue in an amount equal to 3% of the Stated Amount then in effect (and not in an amount equal to 2.75% of the Stated Amount then in effect). "Deferred Dividend Due Date" means the earlier of (aa) if the Credit Facilities no longer prohibit the Corporation from paying cash dividends on the Series A Preferred or if the Credit Facilities are terminated, replaced or superceded (any such event, a "Refinancing"), then the later of (I) the date that is thirty (30) days after the effective date of such Refinancing and (II) July 1, 2008 (provided, that such date shall be December 1, 2008 in connection with the Series B Preferred), (bb) any Redemption Date, (cc) the date of any liquidation, dissolution or winding up of the Corporation, (dd) the date of consummation of a Change of Control Transaction, and (ee) June 30, 2011. "Credit Facilities" means the $245.0 million Senior Secured Credit Facilities arranged by Wachovia Capital Markets, LLC, comprised of a 5-year $30.0 million Revolving Credit Facility, a 6.5-year $165.0 million First Lien Term Loan, and a 7-year $50.0 million Second Lien Term Loan, as such may be amended from time to time; provided, however, if any such amendment could delay the Deferred Dividend Due Date, such amendment shall constitute a termination or replacement of the Credit Facilities for purposes of clause (aa) of the definition of Deferred Dividend Due Date (and shall be considered a Refinancing). Such dividends shall be cumulative and shall accrue from and after each Cash Dividend Payment Date whether or not declared by the Board of Directors and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. For purposes of determining the amount of dividends accrued or accumulated, as the case may be, as of any date that is not a Cash Dividend Payment Date (including, without limitation, in connection with any redemption pursuant to Section 3, Liquidation Preference pursuant to Section 4, or conversion pursuant to Section 5 that is effected on any date that is not a Cash Dividend Payment Date) (such dividend, a "Pro-Rated Dividend"), such amount shall be calculated on the basis of the dividend for the actual number of days elapsed from and including the last preceding Cash Dividend Payment Date to the date as of which such determination is to be made, based on a ninety (90) day quarter.

                    (d)      The Board of Directors of the Corporation may fix a record date for the determination of holders of Series A Preferred entitled to receive payment of a dividend thereon pursuant to Section 1(a) or Section 1(c) hereof (all references in this Article Fourth, Section C are to sections contained in this Article Fourth, Section C), which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof. All cash payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                    (e)     As long as any shares of Series A Preferred shall remain outstanding, in no event shall any dividend be declared or paid upon, nor shall any distribution be made upon, any capital stock of the Corporation other than the Series A Preferred and the Series B Preferred (such other capital stock, the "Junior Capital Stock"), including the Common Stock, other than a dividend or distribution payable solely in shares of Common Stock, nor shall any Junior Capital Stock be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Capital Stock, unless, in each such case, (A) (i) full cumulative dividends payable pursuant to Section 1(c) hereof on the outstanding shares of Series A Preferred have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series A Preferred shall have been cured or (B) the Corporation shall have received the advance consent or approval of a majority of the then-outstanding shares of Series A Preferred, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, or by written consent.

               2.     Protective Provisions

     So long as at least 500,000 shares of Series A Preferred shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of a majority of the number of then-outstanding shares of Series A Preferred, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, or by written consent, the Corporation shall not:

                    (a)     authorize or create any class or series, or any shares of any class or series, of capital stock of the Corporation having any preference or priority (either as to dividends or upon redemption, liquidation, dissolution, or winding up) over the Series A Preferred ("Senior Stock");

                    (b)     authorize or create any class or series, or any shares of any class or series, of capital stock of the Corporation ranking on parity (either as to dividends or upon redemption, liquidation, dissolution or winding up) with the Series A Preferred ("Parity Stock"); or

                    (c)     reclassify, convert or exchange any shares of any capital stock of the Corporation into shares of Senior Stock or Parity Stock;

                    (d)     authorize any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock or Parity Stock;

                    (e)     amend, alter, repeal or waive any provision of the Corporation's Certificate of Incorporation, as it may be amended from time to time, or the Corporation's By-Laws, as they may be amended from time to time, to alter or change the powers, designations, preferences, rights and qualifications, limitations or restrictions of the Series A Preferred;

                    (f)     redeem or repurchase any, shares of Junior Capital Stock, other than from time to time during the period in which shares of Series A Preferred are outstanding, redemptions or repurchases of Junior Capital Stock held by management of the Corporation in connection with termination of employment, retirement and similar circumstances; or

                    (g)     increase or decrease the number of authorized shares of Preferred Stock, Common Stock or any other capital stock of the Corporation.

               3.     Redemption

                    (a)     Subject to the provisions of any credit agreement, loan agreement or indenture entered into by the Corporation, the Corporation may, at any time after June 30, 2008, redeem, out of funds legally available therefor, all, but not less than all, outstanding shares of Series A Preferred by paying for each share of Series A Preferred an amount in cash equal to the Stated Amount then in effect plus the amount of any accumulated but unpaid cash dividends (the "Redemption Price") as of the Redemption Date (as defined below). Any determination with respect to the exercise of the redemption rights provided in this Section 3(a) shall be made solely by the affirmative vote of a majority of the independent directors (the "Independent Directors"), as defined by NASD Rule 4200(a)(15) (or any successor rule or, if the Nasdaq is not the primary quotation system for the Common Stock, any similar rule of the principal U.S. national securities exchange, trading market or quotation system for the Common Stock), present at a meeting. The directors who do not qualify as Independent Directors may be counted in determining the presence of a quorum at a meeting of the board of directors which authorizes such redemption. Subject to Section 2 above, Section 3(a) may be amended only by the approval of a majority of the holders of Common Stock, excluding any holders of Common Stock who also hold shares of Series A Preferred or who are affiliates (as determined in good faith by the Independent Directors) of a holder of Series A Preferred.

                    (b)     Notice of any redemption of shares of Series A Preferred pursuant to Section 3(a) (the "Redemption Notice") shall be mailed not less than 60 days prior to the date fixed for redemption to each holder of shares of Series A Preferred to be redeemed, at such holder's address as it appears on the transfer books of the Corporation, notifying each such holder of the redemption to be effected and specifying the redemption date (the "Redemption Date"), the Redemption Price, the place at which payment may be obtained and requesting each such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares of Series A Preferred to be redeemed. On or after the Redemption Date, each holder of Series A Preferred who has not previously elected to convert its shares of Series A Preferred into Common Stock pursuant to Section 5 hereof shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In order to facilitate the redemption of shares of Series A Preferred, the Board of Directors may fix a record date for the determination of the holders of shares of Series A Preferred to be redeemed, not more than 60 days or less than 10 days prior to the date fixed for such redemption.

                    (c)     From and after any Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Series A Preferred shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                    (d)     On or prior to any Redemption Date, the Corporation shall deposit the aggregate Redemption Price of all shares of Series A Preferred with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares of Series A Preferred not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his share certificate to the Corporation pursuant to section 3(b) above. As of the Redemption Date, the deposit shall constitute full payment of the shares to their holders, and from and after the Redemption Date the shares so called for redemption shall be redeemed and deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust corporation payment of the Redemption Price of the shares, without interest, upon surrender of certificates therefor. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this Section 3(d) for the redemption of shares thereafter converted into shares of the Corporation's Common Stock pursuant to Section 5 hereof prior to the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by the Corporation pursuant to this Section 3(d) remaining unclaimed at the expiration of two (2) years following the Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of the Board of Directors.

               4.     Liquidation, Dissolution or Winding Up

                    (a)     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series A Preferred then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of any shares of Junior Capital Stock by reason of their ownership thereof, an amount (the "Liquidation Preference") equal to the greater of (i) the amount the holders of Series A Preferred would have received had they converted their shares of Series A Preferred into Common Stock, in accordance with the provisions of Section 5 hereof, immediately prior to such liquidation, dissolution or winding up and (ii) the Stated Amount then in effect plus the amount of any accumulated but unpaid cash dividends as of the date of such event. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred the full amount to which they shall be entitled pursuant to this Section 4(a), the holders of shares of Series A Preferred, and any other shares ranking on a parity therewith, shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares of Series A Preferred held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                    (b)     After the payment of all amounts required to be paid pursuant to Section 4(a) to the holders of shares of Series A Preferred, and any other shares ranking on a parity therewith, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Capital Stock then outstanding shall share in any distribution of the remaining assets and funds of the Corporation in the manner provided by law, in the Amended and Restated Certificate of Incorporation of the Corporation, as amended, or as provided in any pertinent Certificate of Designations of the Corporation, as the case may be.

                    (c)     For purposes of this Section 4, (i) any acquisition of the Corporation by means of a merger or other form of corporate reorganization in which outstanding shares of the Corporation are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or its subsidiary (other than a mere reincorporation transaction), (ii) any other transaction or series of transactions which result in the voting securities of the Corporation outstanding immediately prior thereto representing less than 50% of the combined voting power of the Corporation immediately after such transaction or (iii) any sale of all or substantially all of the assets of the Corporation other than to a subsidiary of the Corporation (each of the foregoing, a "Change of Control Transaction"), shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series A Preferred to receive at the closing of such transaction the Liquidation Preference.

               5.     Conversion

                    (a)     Subject to the terms and conditions of this Section 5, the holder of any share or shares of Series A Preferred shall have the right, at his, her or its option at any time, to convert any such shares of Series A Preferred into up to such number of fully paid and nonassessable whole shares of Common Stock as is obtained by adding (i) the number as is obtained by dividing (A) the Stated Amount per share then in effect by (B) the conversion price of $26.25 per share (the "Stated Amount Conversion Price," as may be adjusted pursuant to the terms of this Section 5), or, if there has been an adjustment of the Stated Amount Conversion Price, by the Stated Amount Conversion Price as last adjusted and in effect at the date any share or shares of Series A Preferred are surrendered for conversion and (ii) the number as is obtained by dividing (A) the amount of any accumulated but unpaid dividends ("Converted Cash Dividends") by (B) the conversion price of $26.25 per share (the "Cash Dividends Conversion Price," as may be adjusted pursuant to the terms of this Section 5), or, if there has been an adjustment of the Cash Dividends Conversion Price, by the Cash Dividends Conversion Price as last adjusted and in effect at the date any share or shares of Series A Preferred are surrendered for conversion; provided, however, that the issuance of any shares of Common Stock otherwise issuable pursuant to clause (ii) before the Deferred Dividend Due Date shall be deferred and shall be issued and delivered by the Corporation on the Deferred Dividend Due Date; provided, further, that such deferred shares of Common Stock shall not be issued by the Corporation if the Corporation pays in cash all Converted Cash Dividends on or before the Deferred Dividend Due Date. Each of the Stated Amount Conversion Price and the Cash Dividends Conversion Price may be referred to herein as a "Conversion Price." Such right of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series A Preferred into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series A Preferred) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

                    (b)     Promptly after the receipt by the Corporation of the written notice referred to in Section 5(a) above and surrender of the certificate or certificates for the share or shares of the Series A Preferred to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series A Preferred. To the extent permitted by law, such conversion shall be deemed to have been effected and each Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such shares or shares of Series A Preferred (other than the right to receive accumulated but unpaid dividends or deferrable shares of Common Stock under Section  5(a)) shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                    (c)     (i)     No fractional shares shall be issued upon conversion of the Series A Preferred into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 5(c), be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Series A Preferred for conversion an amount in cash equal to the current fair market value of such fractional interest based upon the closing price of the Common Stock on the Nasdaq SmallCap Market or, any other national securities exchange or quotation system on which such Common Stock is then traded, on the trading day prior to the date of the notice of conversion, or if such Common Stock is not then traded on a national securities exchange or quotation system, as determined in good faith by the Board of Directors of the Corporation.

                              (ii)      In case the number of shares of Series A Preferred represented by the certificate or certificates surrendered pursuant to Section 5(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series A Preferred represented by the certificate or certificates surrendered which are not to be converted.

                    (d)     In the event that the Corporation shall declare or pay, without consideration, any dividend or other distribution on the then outstanding shares of Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration (other than any dividend or distribution made pursuant to any rights agreement entered into by the Corporation after the date hereof, the terms of which provide for a dividend or distribution to be made upon the occurrence of events substantially similar to those events which would have resulted in a dividend or distribution under the terms of that certain Rights Agreement between the Corporation and The First National Bank of Chicago, as Rights Agent, dated as of August 3, 1989, as in effect immediately prior to the date hereof (any such dividend or distribution, a "Rights Plan Distribution")), or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event that the then outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then each applicable Conversion Price for the Series A Preferred in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the then outstanding shares of Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                    (e)     In the event that the Corporation shall declare or pay, without consideration, any dividend or other distribution on the then outstanding shares of Common Stock payable in securities of the Corporation other than Common Stock or in any right to acquire securities of the Corporation other than Common Stock for no consideration (other than a Rights Plan Distribution) and other than as otherwise adjusted in this Section 5, then in each such event provision shall be made so that the holders of the Series A Preferred shall be entitled to receive a proportionate share of any such dividend or distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such dividend or other distribution.

                    (f)     If the Common Stock issuable upon conversion of the Series A Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 5(d) above or a merger or other reorganization referred to in Section 4(c) above), each Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series A Preferred shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class of classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series A Preferred immediately before that change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Preferred after the capital reorganization, reclassification or other action to the end that the provisions of this Section 5 (including adjustment of each Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Preferred) shall be applicable after such action and be as nearly equivalent as possible. If the Stated Amount is decreased pursuant to the last sentence of Section 1(a) hereof, the Stated Amount Conversion Price then in effect, but not the Cash Dividends Conversion Price then in effect, shall be immediately decreased in the same proportion without any requirement of action by the Corporation or the Board of Directors (for clarity, if the Stated Amount is reduced by 20%, then the Stated Amount Conversion Price shall also be reduced by 20%).

                    (g)     Upon any adjustment of either Conversion Price (including pursuant to the last sentence of Section 5(f) hereof), then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series A Preferred at the address of such holder as shown on the books of the Corporation (or its transfer agent, if any), which notice shall state each Conversion Price following such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                    (h)     In case at any time:

                              (i)     the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                              (ii)     the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                              (iii)     there shall be any reorganization, recapitalization or reclassification of the capital stock of the Corporation (a "Reorganization") or the Corporation shall enter into an agreement with respect to any Change of Control Transaction; or

                              (iv)     there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series A Preferred at the address of such holder as shown on the books of the Corporation (or its transfer agent, if any), (A) in the case of any extraordinary cash dividend paid to the holders of shares of Series A Preferred after May 31, 2004 and on or prior to July 31, 2004, at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, (B) at least 15 days' prior written notice of the date on which the books of the Corporation (or its transfer agent) shall close or a record shall be taken for any dividend paid after July 31, 2004, distribution or subscription rights or for determining rights to vote in respect of any such Reorganization or Change of Control Transaction, and (C) in the case of any such Reorganization or Change of Control Transaction, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clauses (A) and (B) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (C) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Reorganization or Change of Control Transaction, as the case may be.

                    (i)     All outstanding shares of Series A Preferred shall, at the option of the Corporation, be automatically converted into Common Stock, in accordance with the provisions of this Section 5, if at any time the number of outstanding shares of Series A Preferred is less than or equal to 250,000.

                    (j)     The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series A Preferred. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the lowest effective Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed.

                    (k)     Shares of Series A Preferred that are converted into shares of Common Stock as provided herein shall not be reissued.

                    (l)     The issuance of certificates for shares of Common Stock upon conversion of the Series A Preferred shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Series A Preferred which is being converted.

                    (m)     The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

               6.     Voting. Except as otherwise provided by law or in Section 2 above, the holders of the Series A Preferred shall vote together with the holders of Common Stock on all matters to be voted on by the stockholders of the Corporation, and each holder of Series A Preferred shall be entitled to one vote for each whole share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series A Preferred held by such holder on the record date for the determination of stockholders entitled to vote.

          D.     The rights, preferences, privileges, restrictions and other matters relating to the Series B Preferred are as follows:

               1.     Dividends.

                    (a)     For purposes hereof, the Series B Stated Amount shall mean $134.59 per share; provided, however, that the Series B Stated Amount shall be reduced by the amount of any extraordinary cash dividend paid to the holders of shares of Series B Preferred after May 31, 2004 and on or prior to July 31, 2004 (with the amount of such reduction in the Series B Stated Amount based on the dividend amount paid on each share of Series B Preferred).

                    (b).     [Intentionally Omitted].

                    (c)     The holders of shares of Series B Preferred shall be entitled to receive (1) any Series B Pro-Rated Dividend (as defined below) and (2) on the last day of each Cash Dividend Payment Date, out of funds legally available for such purpose, pari passu with the Series A Preferred, cash dividends in an amount equal to the greater of: (i) dividends which would have been payable to such holders of shares of Series B Preferred in such quarter had such holders converted such shares of Series B Preferred into Common Stock immediately prior to the record date of any dividend declared on the Common Stock in such quarter, or (ii) (A) for Cash Dividend Payment Dates occurring on or before November 30, 2005, 2.75% of the Series B Stated Amount then in effect, (B) for Cash Dividend Payment Dates occurring after November 30, 2005, and on or before the date of a Refinancing, 3% of the Series B Stated Amount then in effect and (C) for Cash Dividend Payment Dates occurring after November 30, 2005 and after a Refinancing, 2.75% of the Series B Stated Amount then in effect; provided that (x) dividends accruing on Cash Dividend Payment Dates occurring on or before the Deferred Dividend Due Date (the "Series B Deferrable Cash Dividends") may be deferred, in whole or in part, only at the election of a majority of the Independent Directors until the Deferred Dividend Due Date, (y) dividends accruing on Cash Dividend Payment Dates occurring after the Deferred Dividend Due Date may be deferred, in whole or in part, only at the election of a majority of the Independent Directors, and if not so deferred, shall be paid by the Corporation in cash, and (z) the Corporation shall pay any accrued dividends that have been deferred under clauses (x) and (y) in cash, in whole or in part, only upon the affirmative vote of a majority of the Independent Directors; provided, further, that any dividend accruing after the date of a Refinancing that is deferred pursuant to the immediately preceding clause of this sentence, or that is otherwise not paid when due in cash, shall accrue in an amount equal to 3% of the Series B Stated Amount then in effect (and not in an amount equal to 2.75% of the Series B Stated Amount then in effect). Such dividends shall be cumulative and shall accrue from and after each Cash Dividend Payment Date whether or not declared by the Board of Directors and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. For purposes of determining the amount of dividends accrued or accumulated, as the case may be, as of any date that is not a Cash Dividend Payment Date (including, without limitation, in connection with any redemption pursuant to Section 2, Series B Liquidation Preference pursuant to Section 3, or conversion pursuant to Section 4 that is effected on any date that is not a Cash Dividend Payment Date) (such dividend, a "Series B Pro-Rated Dividend"), such amount shall be calculated on the basis of the dividend for the actual number of days elapsed from and including the last preceding Cash Dividend Payment Date to the date as of which such determination is to be made, based on a ninety (90) day quarter.

                    (d)     The Board of Directors of the Corporation may fix a record date for the determination of holders of Series B Preferred entitled to receive payment of a dividend thereon pursuant to Section 1(a) or Section 1(c) hereof (all references in this Article Fourth, Section D are to sections contained in this Article Fourth, Section D), which record date shall be no more than sixty (60) days prior to the date fixed for the payment thereof. All cash payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                    (e)     As long as any shares of Series B Preferred shall remain outstanding, in no event shall any dividend be declared or paid upon, nor shall any distribution be made upon, any Junior Capital Stock, including the Common Stock, other than a dividend or distribution payable solely in shares of Common Stock, nor shall any Junior Capital Stock be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Capital Stock, unless, in each such case, (A) (i) full cumulative dividends payable pursuant to Section 1(c) hereof on the outstanding shares of Series B Preferred have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series B Preferred shall have been cured or (B) the Corporation shall have received the advance consent or approval of a majority of the then-outstanding shares of Series A Preferred, or a majority of the then-outstanding shares of Series B Preferred if there are no shares of Series A Preferred then-outstanding, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, or by written consent.

               2.     Redemption.

                    (a)     Subject to the provisions of any credit agreement, loan agreement or indenture entered into by the Corporation, the Corporation may, at any time after November 30, 2008, redeem, out of funds legally available therefor, all, but not less than all, outstanding shares of Series B Preferred by paying for each share of Series B Preferred an amount in cash equal to the Series B Stated Amount then in effect plus the amount of any accumulated but unpaid cash dividends (the "Series B Redemption Price") as of the Series B Redemption Date (as defined below). Any determination with respect to the exercise of the redemption rights provided in this Section 2(a) shall be made solely by the affirmative vote of a majority of the Independent Directors present at a meeting. The directors who do not qualify as Independent Directors may be counted in determining the presence of a quorum at a meeting of the board of directors which authorizes such redemption. Section 2(a) may be amended only by the approval of a majority of the holders of Common Stock, excluding any holders of Common Stock who also hold shares of Series B Preferred or who are affiliates (as determined in good faith by the Independent Directors) of a holder of Series B Preferred.

                    (b)     Notice of any redemption of shares of Series B Preferred pursuant to Section 2(a) (the "Series B Redemption Notice") shall be mailed not less than 60 days prior to the date fixed for redemption to each holder of shares of Series B Preferred to be redeemed, at such holder's address as it appears on the transfer books of the Corporation, notifying each such holder of the redemption to be effected and specifying the redemption date (the "Series B Redemption Date"), the Series B Redemption Price, the place at which payment may be obtained and requesting each such holder to surrender to the Corporation, in the manner and at the place designated, his certificate or certificates representing the shares of Series B Preferred to be redeemed. On or after the Series B Redemption Date, each holder of Series B Preferred who has not previously elected to convert its shares of Series B Preferred into Common Stock pursuant to Section 4 hereof shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Series B Redemption Notice, and thereupon the Series B Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In order to facilitate the redemption of shares of Series B Preferred, the Board of Directors may fix a record date for the determination of the holders of shares of Series B Preferred to be redeemed, not more than 60 days or less than 10 days prior to the date fixed for such redemption.

                    (c)     From and after any Series B Redemption Date, unless there shall have been a default in payment of the Series B Redemption Price, all rights of the holders of shares of Series B Preferred shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever.

                    (d)     On or prior to any Series B Redemption Date, the Corporation shall deposit the aggregate Series B Redemption Price of all shares of Series B Preferred with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000 as a trust fund for the benefit of the respective holders of the shares of Series B Preferred not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Series B Redemption Price for such shares to their respective holders on or after the Series B Redemption Date upon receipt of notification from the Corporation that such holder has surrendered his share certificate to the Corporation pursuant to Section 2(b) above. As of the Series B Redemption Date, the deposit shall constitute full payment of the shares to their holders, and from and after the Series B Redemption Date the shares so called for redemption shall be redeemed and deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust corporation payment of the Series B Redemption Price of the shares, without interest, upon surrender of certificates therefor. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this Section 2(d) for the redemption of shares thereafter converted into shares of the Corporation's Common Stock pursuant to Section 4 hereof prior to the Series B Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by the Corporation pursuant to this Section 2(d) remaining unclaimed at the expiration of two (2) years following the Series B Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of the Board of Directors.

               3.     Liquidation, Dissolution or Winding Up.

                    (a)     In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series B Preferred then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, pari passu with the holders of the shares of the Series A Preferred; before any payment shall be made to the holders of any shares of Junior Capital Stock by reason of their ownership thereof, an amount (the "Series B Liquidation Preference") equal to the greater of (i) the amount the holders of Series B Preferred would have received had they converted their shares of Series B Preferred into Common Stock, in accordance with the provisions of Section 4 hereof, immediately prior to such liquidation, dissolution or winding up and (ii) the Series B Stated Amount then in effect plus the amount of any accumulated but unpaid cash dividends as of the date of such event. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred the full amount to which they shall be entitled pursuant to this Section 3(a), the holders of shares of Series B Preferred, and any other shares ranking on a parity therewith, shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares of Series B Preferred held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

                    (b)     After the payment of all amounts required to be paid pursuant to Section 3(a) to the holders of shares of Series B Preferred, and any other shares ranking on a parity therewith, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Junior Capital Stock then outstanding shall share in any distribution of the remaining assets and funds of the Corporation in the manner provided by law, in the Amended and Restated Certificate of Incorporation of the Corporation, as amended, or as provided in any pertinent Certificate of Designations of the Corporation, as the case may be.

                    (c)     For purposes of this Section 3, any Change of Control Transaction shall be treated as a liquidation, dissolution or winding up of the Corporation and shall entitle the holders of Series B Preferred to receive at the closing of such transaction the Series B Liquidation Preference.

               4.     Conversion.

                    (a)     Subject to the terms and conditions of this Section 4, the holder of any share or shares of Series B Preferred shall have the right, at his, her or its option at any time, to convert any such shares of Series B Preferred into up to such number of fully paid and nonassessable whole shares of Common Stock as is obtained by adding (i) the number as is obtained by dividing (A) the Series B Stated Amount per share then in effect by (B) the conversion price of $26.25 per share (the "Series B Stated Amount Conversion Price," as may be adjusted pursuant to the terms of this Section 4), or, if there has been an adjustment of the Series B Stated Amount Conversion Price, by the Series B Stated Amount Conversion Price as last adjusted and in effect at the date any share or shares of Series B Preferred are surrendered for conversion and (ii) the number as is obtained by dividing (A) the amount of any accumulated but unpaid dividends ("Series B Converted Cash Dividends") by (B) the conversion price of $26.25 per share (the "Series B Cash Dividends Conversion Price," as may be adjusted pursuant to the terms of this Section 5), or, if there has been an adjustment of the Series B Cash Dividends Conversion Price, by the Series B Cash Dividends Conversion Price as last adjusted and in effect at the date any share or shares of Series B Preferred are surrendered for conversion; provided, however, that the issuance of any shares of Common Stock otherwise issuable pursuant to clause (ii) before the Deferred Dividend Due Date shall be deferred and shall be issued and delivered by the Corporation on the Deferred Dividend Due Date; provided, further, that such deferred shares of Common Stock shall not be issued by the Corporation if the Corporation pays in cash all Series B Converted Cash Dividends on or before the Deferred Dividend Due Date. Each of the Series B Stated Amount Conversion Price and the Series B Cash Dividends Conversion Price may be referred to herein as a "Series B Conversion Price." Such right of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Preferred into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series B Preferred) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for shares of Common Stock shall be issued.

                    (b)     Promptly after the receipt by the Corporation of the written notice referred to in Section 4(a) above and surrender of the certificate or certificates for the share or shares of the Series B Preferred to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Preferred. To the extent permitted by law, such conversion shall be deemed to have been effected and each Series B Conversion Price shall be determined as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such shares or shares of Series B Preferred (other than the right to receive accumulated but unpaid dividends or deferrable shares of Common Stock under Section 4(a)) shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby.

                    (c)     (i)     No fractional shares shall be issued upon conversion of the Series B Preferred into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. If any fractional interest in a share of Common Stock would, except for the provisions of this Section 4(c), be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Series B Preferred for conversion an amount in cash equal to the current fair market value of such fractional interest based upon the closing price of the Common Stock on the Nasdaq SmallCap Market or, any other national securities exchange or quotation system on which such Common Stock is then traded, on the trading day prior to the date of the notice of conversion, or if such Common Stock is not then traded on a national securities exchange or quotation system, as determined in good faith by the Board of Directors of the Corporation.

                            (ii)      In case the number of shares of Series B Preferred represented by the certificate or certificates surrendered pursuant to Section 4(a) exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred represented by the certificate or certificates surrendered which are not to be converted.

                    (d)     In the event that the Corporation shall declare or pay, without consideration, any dividend or other distribution on the then outstanding shares of Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration (other than any Rights Plan Distribution), or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event that the then outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then each applicable Series B Conversion Price for the Series B Preferred in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Corporation shall declare or pay, without consideration, any dividend on the then outstanding shares of Common Stock payable in any right to acquire Common Stock for no consideration, then the Corporation shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.

                    (e)     In the event that the Corporation shall declare or pay, without consideration, any dividend or other distribution on the then outstanding shares of Common Stock payable in securities of the Corporation other than Common Stock or in any right to acquire securities of the Corporation other than Common Stock for no consideration (other than a Rights Plan Distribution) and other than as otherwise adjusted in this Section 4, then in each such event provision shall be made so that the holders of the Series B Preferred shall be entitled to receive a proportionate share of any such dividend or distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series B Preferred are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such dividend or other distribution.

                    (f)     If the Common Stock issuable upon conversion of the Series B Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 4(d) above or a merger or other reorganization referred to in Section 3(c) above), each Series B Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that the Series B Preferred shall be convertible into, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, a number of shares of such other class of classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the holders upon conversion of the Series B Preferred immediately before that change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of Series B Preferred after the capital reorganization, reclassification or other action to the end that the provisions of this Section 4 (including adjustment of each Series B Conversion Price then in effect and the number of shares issuable upon conversion of the Series B Preferred) shall be applicable after such action and be as nearly equivalent as possible. If the Series B Stated Amount is decreased pursuant to the last sentence of Section 1(a) hereof, the Series B Stated Amount Conversion Price then in effect, but not the Series B Cash Dividends Conversion Price then in effect, shall be immediately decreased in the same proportion without any requirement of action by the Corporation or the Board of Directors (for clarity, if the Series B Stated Amount is reduced by 20%, then the Series B Stated Amount Conversion Price shall also be reduced by 20%).

                    (g)     Upon any adjustment of either Series B Conversion Price (including pursuant to the last sentence of Section 4(f) hereof), then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series B Preferred at the address of such holder as shown on the books of the Corporation (or its transfer agent, if any), which notice shall state each Series B Conversion Price following such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                    (h)     In case at any time:

                            (i)     the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                            (ii)     the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                            (iii)     there shall be any Reorganization or Change of Control Transaction; or

                            (iv)     there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series B Preferred at the address of such holder as shown on the books of the Corporation (or its transfer agent, if any), (A) in the case of any extraordinary cash dividend paid to the holders of shares of Series B Preferred after May 31, 2004 and on or prior to July 31, 2004, at least 10 days' prior written notice of the date on which a record shall be taken for such dividend, (B) at least 15 days' prior written notice of the date on which the books of the Corporation (or its transfer agent) shall close or a record shall be taken for any dividend paid after July 31, 2004, distribution or subscription rights or for determining rights to vote in respect of any such Reorganization or Change of Control Transaction, and (C) in the case of any such Reorganization or Change of Control Transaction, at least 15 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clauses (A) and (B) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (C) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such Reorganization or Change of Control Transaction, as the case may be.

                    (i)     All outstanding shares of Series B Preferred shall, at the option of the Corporation, be automatically converted into Common Stock, in accordance with the provisions of this Section 4, if at any time the number of outstanding shares of Series B Preferred is less than or equal to 1,000.

                    (j)     The Corporation will at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Series B Preferred as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred. All shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges arising out of or by reason of the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the lowest effective Series B Conversion Price. The Corporation will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed.

                    (k)     Shares of Series B Preferred that are converted into shares of Common Stock as provided herein shall not be reissued.

                    (l)     The issuance of certificates for shares of Common Stock upon conversion of the Series B Preferred shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of Series B Preferred which is being converted.

                    (m)     The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred against impairment.

               5.     Voting. Except as otherwise provided by law, the holders of the Series B Preferred shall vote together with the holders of Common Stock on all matters to be voted on by the stockholders of the Corporation, and each holder of Series B Preferred shall be entitled to one vote for each whole share of Common Stock that would be issuable to such holder upon the conversion of all the shares of Series B Preferred held by such holder on the record date for the determination of stockholders entitled to vote.

     FIFTH: [INTENTIONALLY OMITTED]

     SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          (1)     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          (2)     The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation.

          (3)     The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws of the Corporation. Election of directors need not be by written ballot unless the By-Laws so provide.

          (4)     No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

          (5)     In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Amended and Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

     SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

     EIGHTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, THE UNDERSIGNED, being the President of the Corporation, hereby declare and certify that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 31st day of August, 2004.

/s/ Tracy Bilbrough

Name: Tracy Bilbrough
Title: President and Chief Executive Officer